UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2012, in order to preserve economic benefits to Sunrise Senior Living, Inc. (the “Company”) that could otherwise be lost in connection with the pending merger by and between the Company and Health Care REIT, Inc. (the “Merger”), the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved the accelerated vesting of certain restricted stock and performance unit awards (the “Equity Awards”) held by C. Marc Richards, Chief Financial Officer, and David Haddock, General Counsel and Secretary.

The Company believes that the accelerated vesting of the Equity Awards is in the best interests of Company stockholders, as it ensures the preservation of tax deductions that could otherwise be lost due to the golden parachute rules under Section 280G of the Internal Revenue Code, as amended (the “Code”), on certain payments to which Messrs. Richards and Haddock may become entitled in connection with the Merger.  In addition, as a result of the accelerated vesting of the Equity Awards, Messrs. Richards and Haddock are expected to benefit by virtue of avoiding the payment of excise taxes which may be applicable to them under Sections 280G and 4999 of the Code.

The Equity Awards, which vested on December 14, 2012, are set forth below:

	Number of Shares of Restricted Stock	Original Vesting Date (1)	Number of Performance Units	Original Vesting Date (1)	Total Shares and Units
C. Marc Richards	33,333	3/11/2013	—	—	33,333
	33,334	3/11/2014	—	—	33,334
C. Marc Richards Total					66,667

David Haddock	33,334	10/1/2013	21,078(2)	6/1/2014	54,412
David Haddock Total					54,412

(1) Subject to continued employment, the Equity Awards would vest as of the earlier of consummation of the Merger and the original vesting dates set forth in the table above.

(2) Represents units relating to the 2011 performance period of a June 1, 2011 performance unit award covering 2011-2013, which were earned at the maximum level of performance, as described under the section entitled “Compensation Discussion and Analysis—Components of 2011 Executive Compensation—2011 Equity Awards” in the Company’s proxy statement dated March 20, 2012 for the annual meeting of stockholders held on May 2, 2012. The vesting of units relating to the 2012 and 2013 performance periods remains subject to continued employment through the earlier of consummation of the Merger and June 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: December 18, 2012	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer